UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: May 14, 2008
(Date of earliest event reported): May 8, 2008
Silverleaf Resorts, Inc.

(Exact name of registrant as specified in its charter)
Texas

(State or other jurisdiction of incorporation)

1-13003	75-2259890

(Commission File Number)	(IRS Employer Identification Number)

1221 River Bend Drive, Suite 120, Dallas, Texas	75247

(Address of principal executive offices)	(Zip Code)
214-631-1166

(Registrant’s telephone number, including area code)
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     As previously announced, Harry J. White, Jr.’s resignation as Chief Accounting Officer was effective on May 8, 2008. Robert M. Sinnott, the Registrant’s Chief Financial Officer, will assume the duties and responsibilities that Mr. White had as Chief Accounting Officer, effective immediately. Mr. White, who had previously announced his plans to retire as an executive officer and full-time employee of the Registrant following the annual shareholders meeting held on May 8, 2008, has agreed to continue his employment with the Registrant. On May 8, 2008, the Board of Directors elected Mr. White as Vice President—Treasurer.
     Mr. White will continue to be compensated pursuant to the terms of the Employment Agreement dated as of January 1, 2007, as amended.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: May 14, 2008	SILVERLEAF RESORTS, INC.
	By:	/S/ ROBERT M. SINNOTT
		Name:	Robert M. Sinnott
		Title:	Chief Financial Officer